CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	May. 02, 2015	May. 03, 2014	Apr. 27, 2013
Net income (loss)	$ 36,596	$ (47,268)	$ (157,806)
Other comprehensive earnings (loss), net of tax:
(Increase) decrease in minimum pension liability (net of deferred tax benefit (expense) of $1,896, $(3,001) and $38, respectively)	(12,077)	4,919	(57)
Pension reclassification (see Note 8)	7,317
Total comprehensive income (loss)	$ 31,836	$ (42,349)	$ (157,863)